Utility Plant - Asset Retirement Obligation (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Asset Retirement Obligation, Roll Forward Analysis [Roll Forward]
Asset retirement obligation at beginning of period	$ 48,687	$ 45,496
New asset retirement obligation recognized in the period	0	350
Liability settled in the period	(602)	(1,188)
Revisions in estimated cash flows	(480)	2,769
Accretion expense	1,304	1,260
Asset retirement obligation at end of period	$ 48,909	$ 48,687